UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2006

THE WESTERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12500 East Belford Avenue Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 405-5012

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Issuance of Floating Rate Notes due 2008, 5.400% Notes due 2011 and 6.200% Notes due 2036

On November 17, 2006, The Western Union Company (“Western Union” or the “Company”) issued $2,000,000,000 aggregate principal amount of the Company’s fixed and floating rate notes, comprised of $500,000,000 aggregate principal amount of the Company’s Floating Rate Notes due 2008 (the “Floating Rate Notes”), $1,000,000,000 aggregate principal amount of the Company’s 5.400% Notes due 2011 (the “2011 Notes”) and $500,000,000 aggregate principal amount of the Company’s 6.200% Notes due 2036 (the “2036 Notes”). The Floating Rate Notes, the 2011 Notes and the 2036 Notes are collectively referred to herein as the “Notes.” Interest on the Floating Rate Notes will be set at a per annum rate equal to the three-month LIBOR plus 0.15%, which will be reset quarterly. The Notes were issued in reliance on exemptions from the registration requirements of the Securities Act of 1933, as amended.

The Notes were issued pursuant to an Indenture (the “Indenture”) dated as of November 17, 2006, between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”). A copy of the Indenture is attached hereto as Exhibit 4.1 and incorporated herein by reference into this Item 2.03. A copy of the form of Floating Rate Note, a copy of the form of 2011 Note and a copy of the form of 2036 Note are attached hereto as Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively, and are incorporated herein by reference into this Item 2.03.

The Company used the net proceeds of the offering of the Notes, together with the proceeds of commercial paper the Company issued, to repay the entire $2.4 billion in principal amount outstanding under a bridge loan facility entered into by the Company’s subsidiary, First Financial Management Corporation (“FFMC”). This repayment resulted in the release and termination of the outstanding guarantees by FFMC of the Company’s 5.930% notes due 2016 and the Company’s revolving credit facility.

Item 8.01. Other Events.

Registration Rights Agreement

In connection with the issuance of the Notes, on November 17, 2006, Western Union entered into a Registration Rights Agreement with the initial purchasers of the Notes which will give holders of the Notes certain exchange and registration rights with respect to the Notes. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.5 and incorporated herein by reference into this Item 8.01.

Supplemental Indenture

In connection with the release of the guarantee by FFMC of the Company’s 5.930% notes due 2016, the Company, FFMC and Wells Fargo Bank, National Association, as trustee, entered into a Second Supplemental Indenture to the Indenture, dated as of September 29, 2006, between the Company and Wells Fargo Bank, National Association, as trustee. A copy of the Second Supplemental Indenture is attached hereto as Exhibit 4.6 and incorporated herein by reference into this Item 8.01.

Item 9.01. Financial Statements and Other Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of November 17, 2006, between The Western Union Company and Wells Fargo Bank, National Association, as trustee.

4.2	Form of Floating Rate Note due 2008.

4.3	Form of 5.400% Note due 2011.

4.4	Form of 6.200% Note due 2036.

4.5	Registration Rights Agreement, dated as of November 17, 2006, among The Western Union Company and Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC, as initial purchasers.

4.6	Second Supplemental Indenture, dated as of November 17, 2006, among The Western Union Company, First Financial Management Corporation and Wells Fargo Bank, National Association, as trustee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WESTERN UNION COMPANY

Dated: November 20, 2006.	By:	/s/ Sarah J. Kilgore
	Name:	Sarah J. Kilgore
	Title:	Vice President and Assistant Secretary

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EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of November 17, 2006, between The Western Union Company and Wells Fargo Bank, National Association, as trustee.

4.2	Form of Floating Rate Note due 2008.

4.3	Form of 5.400% Note due 2011.

4.4	Form of 6.200% Note due 2036.

4.5	Registration Rights Agreement, dated as of November 17, 2006, among The Western Union Company and Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC, as initial purchasers.

4.6	Second Supplemental Indenture, dated as of November 17, 2006, among The Western Union Company, First Financial Management Corporation and Wells Fargo Bank, National Association, as trustee.

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